SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2002

ESS TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

0-26660
(Commission File Number)

CA	94-2928582
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

48401 FREMONT BLVD.
FREMONT, CALIFORNIA 94538
(Address of principal executive offices, with zip code)

(510) 492-1088
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 5. Other Events.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
EXHIBIT INDEX
Exhibit 4.1
Exhibit 99.1

Item 5. Other Events.

On January 23, 2002, ESS Technology, Inc. issued a press release, reporting its financial results for the quarter and fiscal year ended December 31, 2001. A copy of the press release is filed as an exhibit to this Current Report on Form 8-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

The following exhibits are filed with this report:

4.1	Form of Specimen Certificate for Registrant’s Common Stock.
99.1	Press Release dated January 23, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESS TECHNOLOGY, INC.

By:	/s/ ROBERT L. BLAIR Robert L. Blair President and Chief Executive Officer

Dated: January 30, 2002

EXHIBIT INDEX

Exhibit No.	Description

4.1	Form of Specimen Certificate for Registrant’s Common Stock.
99.1	Press Release dated January 23, 2002.